INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-72282 of Applebee's International, Inc. on Form S-8 of our report dated February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Applebee's International, Inc. for the year ended December 27, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.

We consent to the incorporation by reference in Registration Statement No. 33-59421 of Applebee's International, Inc. on Form S-3 of our report dated February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Applebee's International, Inc. for the year ended December 27, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.

We consent to the incorporation by reference in Registration Statement No. 33-62419 of Applebee's International, Inc. on Form S-3 of our report dated February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Applebee's International, Inc. for the year ended December 27, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.

We consent to the incorporation by reference in Registration Statement No. 333-01969 of Applebee's International, Inc. on Form S-8 of our report dated February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Applebee's International, Inc. for the year ended December 27, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.

We consent to the incorporation by reference in Registration Statement No. 333-17823 of Applebee's International, Inc. on Form S-8 of our report dated February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Applebee's International, Inc. for the year ended December 27, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.

We consent to the incorporation by reference in the Registration Statement No. 333-17825 of Applebee's International, Inc. on Form S-8 of our report dated February 26, 1999, appearing in and incorporated by reference in the Annual Report on Form 10-K of Applebee's International, Inc. for the year ended December 27, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.

Kansas City, Missouri

March 26, 1999